SHORT TERM DEBT (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Debt Current
Bank loans, overdrafts and financial institution loans	$ 458	$ 45
Principal amount currently outstanding on the debt instrument	530	530
Current portion of long term senior notes and loans	816	2,431
Debt, Current, Total	$ 1,804	$ 3,006
Debt Current Additional Information
Weighted average interest rate	0.90%	1.50%